UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2014

LPATH, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35706	16-1630142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4025 Sorrento Valley Blvd.
San Diego, California 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 678-0800

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

Lpath to Present Trial-in-Progress Poster Describing ASONEP™

On June 2, 2014, Lpath, Inc. (“Lpath” or the “Company”) issued a press release announcing that it will present a Trial-in-Progress poster at the American Society of Clinical Oncology (ASCO) meeting in Chicago, Illinois.  The poster is entitled “A Multi-Center, Open Label, Single-Arm, Phase 2 Study of the S1P Inhibitor Sonepcizumab (ASONEP) in Patients with Previously Treated Metastatic Renal Cell Carcinoma (mRCC)” on June 2nd between 1:15 p.m. and 5:00 pm (CDT) in the genitourinary (nonprostate) cancer session. The primary author is Rupal Bhatt, M.D. from Beth Israel Deaconess Medical Center in Boston.

Webcast and Conference Call

The Company also announced that it will hold an investor update webcast and conference call on Wednesday, June 4, 2014 beginning at 4:30 p.m. EDT/1:30 p.m. (PDT). During the investor call and webcast, the Company will provide an update on ASONEP, iSONEP™ and its other drug candidates.  To listen to the live webcast please visit the “Investor Calendar of Events” section of Lpath’s corporate website at www.Lpath.com.  A webcast replay will be available shortly after the call at the same address. To participate by phone, please dial (877) 870-4263 (domestic callers) or (412) 317-0790 (international callers). A telephone replay will be available afterwards by dialing (877) 344-7529 (domestic callers) or (412) 317-0088 (international callers) using conference ID number 10047512.

The full text of Lpath’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”), and is incorporated herein by reference.

Forward-Looking Statements

The Company cautions you that any statements in this Current Report, the attached press release or made during the webcast and conference call that are not a description of historical facts are forward-looking statements. These include statements regarding: the potential benefits and therapeutic uses of the Company’s drug candidates; the Company’s ability to successfully complete its existing and any future development activities, preclinical studies and clinical trials for its drug candidates; the Company’s ability to obtain the required regulatory approvals for any of its drug candidates; and the Company’s ability to complete additional discovery and development activities for drug candidates utilizing its proprietary ImmuneY2 drug discovery process. Actual results may differ materially from those set forth in this press release due to the risks and uncertainties inherent in the Company’s business, including, without limitation: the outcome of the Company’s earlier Phase 1 clinical trials for its drug candidates may not be predictive of the results for the ongoing Phase 2 clinical trials; the final results of the Company’s current Phase 2 clinical trials and any other future clinical trials for its drug candidates may not be favorable and the Company may never receive regulatory approval for any of its drug candidates; the Company may not be able to secure the funds necessary to support its clinical trial and product development plans; and the Company may not be successful in maintaining its commercial relationship with Pfizer Inc. (or any third party who may acquire Pfizer’s rights). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC’s web site at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this Current Report, the attached press release or the information disclosed during the webcast and conference call to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release, issued June 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPATH, INC.

Dated: June 2, 2014	By:	/s/ Gary J. G. Atkinson
		Name:	Gary J.G. Atkinson
		Title:	Senior Vice President, Chief Financial Officer and Secretary